EXHIBIT 10.1
THIRD AMENDMENT
TO THE ZIONS BANCORPORATION PAYSHELTER 401(k) AND EMPLOYEE STOCK OWNERSHIP PLAN
(As restated effective January 1, 2007 - Changing
Plan Sponsor and Plan Name)
THIS THIRD AMENDMENT to the Zions Bancorporation Payshelter 401(k) and Employee Stock Ownership Plan (“Plan”), as amended and restated effective January 1, 2007, is made and entered into by the Zions Bancorporation, N.A. Benefits Committee (“Committee”) on behalf of Zions Bancorporation, N.A.

WITNESSETH:

WHEREAS, Zions Bancorporation has previously established the Plan, which Plan has been most recently amended and restated in its entirety effective as of January 1, 2007, and for all plan years thereafter; and
WHEREAS, effective as of September 30, 2018, Zions Bancorporation and all authority, responsibility and obligations of Zions Bancorporation with respect to the Plan have been transferred to, merged into and assumed by ZB, NA, which as of the same date has been renamed Zions Bancorporation, N.A. (sometimes hereafter: “Employer”); and
WHEREAS, the Plan reserves in the Employer the right to amend the Plan in whole or in part; and
WHEREAS, the Board of Directors of Zions Bancorporation previously established a Benefits Committee (“Committee”) and authorized and empowered the Committee to adopt amendments or changes to the Plan which will not create or result in a significant increase in the cost to Zions Bancorporation or any subsidiary thereof maintaining or operating the Plan or have a material, substantive effect on the rights or obligations of Zions Bancorporation or any subsidiary thereof with respect to the Plan; and
WHEREAS, effective as of September 30, 2018, along with the transfer of all authority, responsibility and obligations of Zions Bancorporation with respect to the Plan to ZB, NA, (now Zions Bancorporation, N.A.) the same authority and power of the Committee to act on behalf of Zions Bancorporation has been transferred to the Committee to act on behalf of the Employer; and
WHEREAS, the Committee, for and on behalf of the Employer and consistent with the power and authority granted to it, now desires to amend the Plan in order to reflect in all Plan provisions the merger that occurred effective September 30, 2018, whereby Zions Bancorporation merged into ZB, N.A., creating Zions Bancorporation N.A.

EXHIBIT 10.1
NOW THEREFORE, in consideration of the above premises, the Committee, for and on behalf of the Employer, adopts the following amendments to the Plan (amended language is marked in bold italics):
1.Section 1.2 of the Plan is amended to add the following at the end thereof:
Effective September 30, 2018, Zions Bancorporation and all authority, responsibility and obligations of Zions Bancorporation with respect to the Plan have been transferred to, merged into and assumed by ZB, NA, which as of the same date has been renamed Zions Bancorporation, N.A.
        2. Section 2.49 of the Plan is amended to read as follows:
2.49 “Plan” shall mean the Plan as stated herein and as may be amended from time to time, denominated the “Zions Bancorporation Payshelter 401(k) and Employee Stock Ownership Plan.” The Employer intends the Plan to satisfy the requirements of Code Section 401(k) and to be an employee stock ownership plan within the meaning of Code § 4975(e)(7), for all purposes of the Code. Effective September 30, 2018, the Plan shall be denominated as the “Zions Bancorporation, N.A. Payshelter 401(k) and Employee Stock Ownership Plan.”
3. Section 2.50 of the Plan is amended to read as follows:
2.50 “Plan Sponsor” shall mean Zions Bancorporation. Effective September 30, 2018, the Plan Sponsor shall be Zions Bancorporation, N.A.
4. Section 2.57 of the Plan is amended in its entirety, to read as follows:
2.57 “Trust” shall mean the Trust originally created in connection with the Plan, previously named effective January 1, 2002, the Zions Bancorporation Payshelter 401(k) Plan Trust. As of the Effective Date the Trust is designated as the “Zions Bancorporation Payshelter, 401(k) and Employee Stock Ownership Plan Trust.” Effective September 30, 2018, the Trust is designated as the Zions Bancorporation, N.A. Payshelter 401(k) and Employee Stock Ownership Plan Trust.
5. The Plan is amended generally by replacing all references in the Title and Signature pages to “Zions Bancorporation” with “Zions Bancorporation, N.A.” All other provisions of the Plan not specifically amended by the preceding paragraphs of this Third Amendment are amended effective September 30, 2018, to reference Zions Bancorporation, N.A. in lieu of Zions Bancorporation, unless the context of any provision clearly indicates that such an amendment is either unnecessary or inappropriate.

EXHIBIT 10.1
        6. All of the foregoing amendments shall be effective as of September 30, 2018, unless another date is specified therein. In all other respects the plan is ratified and approved.
IN WITNESS THEREOF, the Zions Bancorporation, N.A. Benefits Committee by its authorized representative has caused this Third Amendment to the Plan to be duly executed, this _27_ day of June, 2019.

ZIONS BANCORPORATION, N.A. BENEFITS COMMITTEE
By: _/s/ Scott A. Law_______________________________
Name: _Scott A. Law_______________________________
Title: _EVP & CHRO________________________________